Exhibit 10.12


                                                                      EXECUTION


         FIRST AMENDMENT TO CREDIT AGREEMENT BY AND AMONG WESTCON GROUP
         NORTH AMERICA, INC. AND WESTCON CANADA SYSTEMS (WCSI) INC., AS
            BORROWERS, WESTCON GROUP, INC., GENERAL ELECTRIC CAPITAL
        CORPORATION, AS AMERICAN COLLATERAL AGENT AND AS LENDER, GENERAL
        ELECTRIC CAPITAL CANADA INC., AS CANADIAN COLLATERAL AGENT AND AS
            LENDER AND THE OTHER LENDERS, AMONG OTHERS, PARTY THERETO
            ---------------------------------------------------------

         This First Amendment to Credit Agreement, dated as of January 16, 2004 (this "Amendment"), is entered into by and among WESTCON GROUP, INC., a Delaware corporation ("Westcon"), WESTCON GROUP NORTH AMERICA, INC., a New York corporation ("Westcon America"), WESTCON CANADA SYSTEMS (WCSI) INC., a Canadian corporation ("Westcon Canada" and together with Westcon America, "Borrowers"), the other Obligors, HSBC BANK USA, a New York State banking corporation ("HSBC"), as Arranger and as Lender, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as American Collateral Agent and as Lender, GENERAL ELECTRIC CAPITAL CANADA INC., a Canadian corporation, as Canadian Collateral Agent and as Lender and the other Lenders, among others, party to the Credit Agreement.

                                    RECITALS

     WHEREAS, Westcon, Westcon America, Westcon Canada, the other Obligors, the American Collateral Agent, Canadian Collateral Agent and Lenders, are parties to a Credit Agreement, dated as of June 12, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement").

     WHEREAS, the Borrowers, the Agents and the Lenders are desirous of amending
Section 1.1 of the Credit Agreement, as and to the extent set forth in this Amendment.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

          2. Amendments.

          2.1 The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting existing subsections (11) and (12) in their entirety and replacing them with the following:

          "(11) costs not to exceed $700,000 incurred during fiscal year 2004 which are associated with the planning and restructuring of the Borrowers; and (12) costs not to exceed $3,800,000 incurred during fiscal year 2004 which are associated with the planned restructuring of the European subsidiaries of Westcon, respectively."

          3. Representations and Warranties of the Borrower. Each of the Borrowers, Westcon and each of the other Obligors jointly and severally hereby represent and warrant that:

          3.1 The execution, delivery and performance by each of the Borrowers, Westcon and each of the Obligors of this Amendment has been duly authorized by all necessary corporate action, including, without limitation, all necessary action by its board of directors and stockholders, and that this Amendment is a legal, valid and binding obligation of each of the Borrowers, Westcon and each of the Obligors enforceable against it in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

          3.2 The execution, delivery and performance of this Amendment by each of the Borrowers, Westcon and each of the Obligors does not, and will not, contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws of either of the Borrowers, Westcon and any Obligor, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting either of the Borrowers, Westcon and any Obligors or any property of either of the Borrowers, Westcon or any Obligor or any Subsidiary thereof.

          3.3 All of the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as if made on the date hereof and that no Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution and delivery of this Amendment. In addition, each of the Borrowers, Westcon and each of the Obligors hereby represents and warrants that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

          4. Conditions Precedent to Amendments. The amendments contemplated by
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

          4.1 Amendment. This Amendment shall have been duly executed and delivered by each of the Borrowers, Westcon, each of the Obligors and each of the Required Lenders.

          4.2 Documentation. Each of the Borrowers, Westcon and each of the other Obligors shall have delivered to the American Collateral Agent such other documents as the American Collateral Agent may reasonably request each duly executed and dated the date hereof, in form and substance satisfactory to the American Collateral Agent.

          4.3 No Default. As of the closing date hereof, no Default or Event of Default shall have occurred and be continuing.

          4.4 Representations and Warranties. On and as of the date hereof, the representations and warranties contained in Article 4 of the Credit Agreement and in Section 3 of this Amendment shall be true and correct as though made on such date, except, in the case of representations and warranties contained in
Article 4 of the Credit Agreement, for such changes as are specifically permitted under the Credit Agreement.

          5. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

          5.1 Except as specifically amended in Section 2 above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

          5.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically amended in Section 2 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agents or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

          6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile machine shall be as effective as delivery of a manually executed counterpart of this Amendment.

          7. Costs and Expenses. As provided in Section 7.5 of the Credit Agreement, Borrower shall pay on demand all fees, costs and expenses incurred by the Arranger and Collateral Agents in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all attorneys' fees).

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment to the Credit Agreement has been duly executed as of the date first written above.


                                      WESTCON GROUP, INC.


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                            Name: John P. O'Malley, III
                                            Title: Vice President


                                      WESTCON GROUP NORTH AMERICA, INC.


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                            Name: John P. O'Malley, III
                                            Title: Vice President


First Amendment to Credit Agreement

                                      WESTCON CANADA SYSTEMS (WCSI) INC.


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                            Name: John P. O'Malley, III
                                            Title: Vice President


                                      EASTPRO SERVICES, INC., as an Obligor


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                            Name: John P. O'Malley, III
                                            Title: Vice President


First Amendment to Credit Agreement

                                      HSBC BANK USA, as Arranger, as American
                                      L/C Issuer and as an American Lender


                                      By: /s/ Patricia Tostanoski
                                          -------------------------------------
                                            Name: Patricia Tostanoski
                                            Title: Vice President


First Amendment to Credit Agreement

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as American Collateral
                                      Agent and an American Lender


                                      By: /s/ Howard Weinberg
                                          -------------------------------------
                                             Howard Weinberg
                                             Duly Authorized Signatory


First Amendment to Credit Agreement

                                      LASALLE BUSINESS CREDIT LLC, as an
                                      American Lender


                                      By: /s/ Stephen A. Caffrey
                                          -------------------------------------
                                            Name: Stephen A. Caffrey
                                            Title: Vice President


First Amendment to Credit Agreement

                                      GENERAL ELECTRIC CAPITAL CANADA
                                      INC., as Canadian Collateral
                                      Agent and a Canadian Lender


                                      By: /s/ Stephen B. Smith
                                          -------------------------------------
                                            Name: Stephen B. Smith
                                            Title: Senior Vice President


First Amendment to Credit Agreement

                                      HSBC BANK USA (Toronto Branch), as
                                      Canadian L/C Issuer and a Canadian Lender


                                      By: /s/ Patricia Tostanoski
                                          -------------------------------------
                                              Name: Patricia Tostanoski
                                              Title: Vice President


First Amendment to Credit Agreement

                                      THE CIT GROUP/BUSINESS CREDIT, INC., as
                                      an American Lender


                                      By: /s/ Eddy L. Milstein
                                          -------------------------------------
                                            Name: Eddy L. Milstein
                                            Title: Vice President


First Amendment to Credit Agreement

                                      ABN AMRO BANK, N.V., Canadian Branch, as a Canadian Lender


                                      By: /s/ Darcy Mack
                                          -------------------------------------
                                            Name: Darcy Mack
                                            Title: V.P., Asset Based Lending

                                      By: /s/ Keith Hughes
                                          -------------------------------------
                                            Name: Keith Hughes
                                            Title: Senior Vice President


First Amendment to Credit Agreement

                                      CITIZENS BUSINESS CREDIT COMPANY, a
                                      division of Citizens Leasing Corp. as an American Lender


                                      By: /s/ Vincent P. O'Leary
                                          -------------------------------------
                                            Name: Vincent P. O'Leary
                                            Title: Senior Vice President


First Amendment to Credit Agreement

                                      SIEMENS FINANCIAL SERVICES, INC., as an
                                      American Lender


                                      By: /s/ Frank Amodio
                                          -------------------------------------
                                            Name: Frank Amodio
                                            Title: Vice President - Credit


First Amendment to Credit Agreement

                                     CONGRESS FINANCIAL CORPORATION
                                     (CENTRAL), as an American Lender


                                      By: /s/ Laura Dixon
                                          -------------------------------------
                                            Name: Laura Dixon
                                            Title: AVP


First Amendment to Credit Agreement

                                     CONGRESS FINANCIAL CORPORATION,
                                     (CANADA), as a Canadian Lender


                                      By: /s/ Laura Dixon
                                          -------------------------------------
                                            Name: Laura Dixon
                                            Title: AVP


First Amendment to Credit Agreement

                                      SIEMENS FINANCIAL SERVICES, LIMITED, as
                                      a Canadian lender


                                      By: /s/ W.T. Zadrozny
                                          -------------------------------------
                                            Name: W.T. Zadrozny
                                            Title: Chairman and Chief Executive
                                                   Officer


First Amendment to Credit Agreement

                                      CIT FINANCIAL LTD., as a Canadian Lender


                                      By: /s/ Kenneth I. Brown
                                          -------------------------------------
                                            Name: Kenneth I. Brown
                                            Title: Executive Vice President


First Amendment to Credit Agreement

                                      CITIZENS BUSINESS CREDIT COMPANY, a
                                      division of Citizens Leasing Corp. as a
                                      Canadian Lender


                                      By: /s/ Vincent P. O'Leary
                                          -------------------------------------
                                            Name: Vincent P. O'Leary
                                            Title: Senior Vice President


First Amendment to Credit Agreement